SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2011

DIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

DIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Pursuant to the stockholders agreement, dated as of November 24, 2009, (the “Stockholders Agreement”) by and among Diversey Holdings, Inc. (the “Company”), Commercial Markets Holdco LLC (“CMH”), SNW Co., Inc., CDR Jaguar Investor Company, LLC (“CDR Investor”), and CDR F&F Jaguar Investor, LLC, each of CMH and CDR Investor have the right to designate five directors, including two independent directors, to the Board of Directors of the Company (the “Board”). The Company’s Chief Executive Officer is the eleventh director. CMH and CDR Investor also have the right to designate directors to the board of directors of any subsidiary of the Company, including of Diversey, Inc. (“Diversey”), in proportion to the relative number of Board members then designated by CMH, on the one hand, and CDR Investor, on the other hand.

On February 28, 2011, the Board appointed Winifred J. Marquart, designated by CMH, to the Board and the board of directors of the Diversey to fill the previously announced vacancies resulting from the resignation of S. Curtis Johnson III. The Board also appointed Ms. Marquart to serve on the Executive and Finance Committees. Biographical information on Ms. Marquart is set forth below.

Ms. Marquart, 51, has served as the President of The Johnson Family Foundation since December, 1994 and was elected to The Johnson Foundation Board of Trustees in 2004. She has served on the Board of Directors of Johnson Financial Group, a global financial services company, since July, 1999 and the Board of Trustees at Norfolk Academy since 1998. From 1986 to November, 1986, Ms. Marquart was Project Coordinator in Corporate Public Affairs at S. C. Johnson & Sons, Inc., a leading provider of innovative consumer home cleaning, maintenance and storage products. Ms. Marquart is a descendant of Samuel Curtis Johnson, the sister of Helen P. Johnson-Leipold, the Company’s Chairman, and cousin of Clifton D. Louis, another director of the Company.

There are no, nor have there been any, related persons transactions between the Company and Ms. Marquart reportable under Item 404(a) of Regulation S-K. Ms. Marquart will receive the standard compensation received by non-employee directors.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSEY HOLDINGS, INC.
Date: March 3, 2011

	By:	/s/ Scott D. Russell
Scott D. Russell
Chief Compliance Officer, Executive Vice President, General Counsel & Corporate Secretary

DIVERSEY, INC.

Date: March 3, 2011	By:	/s/ Scott D. Russell
Scott D. Russell
Chief Compliance Officer, Executive Vice President, General Counsel & Corporate Secretary